                                                                   EXHIBIT 10.13

                            UNITED STATIONERS INC.

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of March __, 1995 is made and entered into by and among UNITED STATIONERS INC., a Delaware corporation and successor-in-interest to Associated (as hereinafter defined) (the "Issuer"), each party hereto whose name appears on the signature pages hereto (each an "Initial Holder" and collectively the "Initial Holders"), and each other person or entity who may execute this Agreement in the future or who may execute a separate agreement to be bound by the terms hereof (each Initial Holder and each such other person or entity a "Holder", and collectively the "Holders"). This Agreement amends and restates in its entirety that certain Registration Rights Agreement, dated as of January 31, 1992 (the "Existing Registration Rights Agreement"), among the Holders and Associated Holdings, Inc., a Delaware corporation that has merged (the "Merger") with and into the Issuer as of the date hereof. Capitalized terms not otherwise defined herein have the meanings set forth in Section 8.
                                              ---------

          WHEREAS, in connection with the Merger, the parties to the Existing Registration Rights Agreement deem it desirable to amend and restate the Existing Registration Rights Agreement, effective as of the effective time of the Merger, pursuant to Section 9(c) thereof as set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Requested Registrations.
               -----------------------

          (a)  Registration Requests.  From and after the date hereof, upon the
               ---------------------
written request of a Holder of at least 20% of the Registrable Securities requesting that Issuer effect a registration under the Securities Act of all or part of such Holder's Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof (a "Registration Request"), Issuer will promptly, and in no event more than ten (10) Business Days after receipt of such Registration Request, give written notice (a

"Notice of Requested Registration") of such request to all other Holders of Registrable Securities, and thereupon will use all commercially reasonable efforts to effect the registration under the Securities Act of:

          (A) the Registrable Securities which Issuer has been so requested to register by such Requesting Holder, and

          (B) all other Registrable Securities the Holders of which have made written requests to Issuer for registration thereof within twenty (20) days after the giving of the Notice of Requested Registration (which requests shall specify the intended method of disposition thereof), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered. If requested by the Holders of a majority of the Registrable Securities requested to be included in any Requested Registration, the method of disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 4(a). Subject to subsection (e)
                                     ------------
below, Issuer may include in such registration other securities for sale for its own account or for the account of any other Person.

          (b)  Limitations on Requested Registrations. Notwithstanding anything
               --------------------------------------
herein to the contrary, Issuer shall not be required to honor a request for a Requested Registration if:

          (i) such request is received by Issuer less than three hundred sixty-five (365) days after the date hereof;

         (ii) in the case of a Long-Form Registration, Issuer has previously effected two (2) Effective Long-Form Registrations;

        (iii) in the case of a Short-Form Registration, Issuer has previously effected three (3) Effective Short-Form Registrations;

         (iv) in the case of either a Long-Form Registration or a Short-Form Registration, Issuer has previously effected three (3) Effective Short-Form Registrations and/or Long-Form Registrations; or

          (v) such request is received by Issuer less than three hundred (300) days following the effective date of any previous registration statement filed in connection with a

                                       2
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     Requested Registration, regardless of whether any Holder of Registrable
     Securities exercised its rights under this Agreement with respect to such registration, unless such previous registration constituted a Cutback Registration.

          (c)  Registration Statement Form.  Requested Registrations shall be on
               ---------------------------
such appropriate registration form promulgated by the Commission as shall be selected by Issuer, and shall be reasonably acceptable to the Holders of a majority of the Registrable Securities to which such registration relates, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in their request for such registration, provided, that such registration form is available under the terms of this
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Agreement. Notwithstanding the forgoing, if Issuer selects a Form S-3 and the use of such form is available under the terms of this Agreement and is permitted by law, the Holders of a majority of the Registrable Securities to which such registration relates may notify Issuer in writing that, in the judgment of such holders (or, if applicable, the Managing Underwriter), the inclusion of some or all of the information required in a more detailed form specified in such notice is of material importance to the success of the Public Offering of such Registrable Securities, in which case Issuer shall supplement or amend the Form S-3 to include such information.

          (d)  Registration Expenses.  Issuer will pay all Registration Expenses
               ---------------------
incurred in connection with any Requested Registration.

          (e)  Priority in Cutback Registrations.  If a Requested Registration
               ---------------------------------
becomes a Cutback Registration, Issuer will include in any such registration, to the extent of the number which the Managing Underwriter advises Issuer can be sold in such offering, (i) first, the securities of Issuer proposed to be
                           -----
included in such registration in accordance with the priorities then existing among Issuer and the holders of such securities pursuant to any agreement between such holders and Issuer, including the Other Registration Rights Agreement, and (ii) second, any other securities of Issuer, including
                    ------
Registrable Securities, proposed to be included in such registration pro rata
                                                                     --- ----
among the holders thereof, including the Holders. Any securities excluded from such registration shall be withdrawn from and shall not be included in such Requested Registration.

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

          2.   Piggyback Registrations.
               -----------------------

          (a)  Right to Include Registrable Securities.  Notwithstanding any
               ---------------------------------------
limitation contained in Section 1, if Issuer at any time proposes after the date
                        ---------
hereof to effect a Piggyback Registration, it will each such time give prompt written notice (a "Notice of Piggyback Registration") to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 2, which Notice of Piggyback Registration shall include a
           ---------
description of the intended method of disposition of such securities. Upon the written request of any such Holder made within fifteen (15) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Issuer will use all commercially reasonable efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities which Issuer has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, Issuer shall determine for any reason not to register or to delay registration of such securities, Issuer may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Requested Registration under Section 1, and (ii) in the case of a determination to delay
                   ---------
registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 2 shall relieve Issuer of its
                                 ---------
obligations to effect a Requested Registration under Section 1.
                                                     ---------

          (b)  Registration Expenses.  Issuer will pay all Registration Expenses
               ---------------------
incurred in connection with each Piggyback Registration.

          (c)  Priority in Cutback Registrations.  If a Piggyback Registration
               ---------------------------------
becomes a Cutback Registration, Issuer will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises Issuer can be sold in such offering:

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

          (i) if such registration involves a primary offering of Issuer's securities, (x) first, the securities proposed by Issuer to be sold for its
                     -----
     own account, and (y) second any other securities of Issuer, including
                          ------
     Registrable Securities, proposed to be included in such registration pro
                                                                          ---
     rata among the holders thereof, including the Holders; and
     ----

         (ii)  if such registration does not involve a primary offering, (X)

     first, any securities of Issuer proposed to be included in such
     -----
     registration in accordance with the priorities then existing among Issuer and such holders thereof pursuant to any agreement between such holders and Issuer, including securities under the Other Registration Rights Agreement, and (y) second, any other securities of Issuer to be included in such
             ------
     registration shall be allocated among the holders thereof pro rata on the
                                                               --- ----
     basis of the number of securities, including Registrable Securities, requested to be included by such holders, including the Holders.

Any securities excluded from such registration shall be withdrawn from and shall not be included in such Piggyback Registration.

          3.   Registration Procedures.  If and whenever Issuer is required to
               -----------------------
use all commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or Section
                                                            ---------    -------
2, Issuer will use all commercially reasonable efforts to effect the
- -
registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Requesting Holders. Without limiting the foregoing, Issuer in each such case will, as expeditiously as possible:

          (a) prepare and file with the Commission the requisite registration statement to effect such registration and use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable, provided that as far in advance as practical before filing such registration
- --------
statement or any amendment or supplement thereto, Issuer will furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) two hundred and seventy (270) days after such registration statement becomes effective;

          (c) promptly notify each Requesting Holder and the underwriter or underwriters, if any:

          (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post effective amendment thereto, when the same has become effective;

         (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

        (iii) of the notification to Issuer by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

         (iv) of the receipt by Issuer of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

          (d) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

          (e) use all commercially reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that Issuer shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated
                                                      -------------
to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

          (f) use all commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each Holder thereof to consummate the disposition of such Registrable Securities;

          (g) upon the request of (a) the Managing Underwriter, or (b) those Requesting Holders who hold at least a majority of the Registrable Securities to be included in a Requested Registration, effect a stock split in respect of the Common Stock by means of a stock dividend on the Common Stock or a subdivision of the Common Stock, or a combination of the Common Stock, such stock split or combination to be in form, scope and substance satisfactory to the Managing Underwriter or such Requesting Holders, as the case may be;

          (h) use all commercially reasonable efforts to obtain a comfort letter or comfort letters from the Issuer's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Requesting Holders who hold at least a majority of the Registrable Securities to be included in a Requesting Registration or the Managing Underwriter reasonably request;

          (i) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (j) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (k) make available for inspection by any Requesting Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Issuer (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any due diligence responsibility, and cause Issuer's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, and permit the Inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto.

          (l) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (m) use all commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          Issuer may require each Holder of Registrable Securities as to which any registration is being effected to, and each such Holder, as a condition to including Registrable Securities in such registration, shall, furnish Issuer with such information and affidavits regarding such Holder and the distribution of such securities as Issuer may from time to time reasonably request in writing in connection with such registration; provided, however, that Issuer
                                              --------  -------
will not file any registration statement under the Securities Act which refers to any Holder of any Registrable Securities by name or otherwise as the Holder of any securities of Issuer, unless it shall first have given to such Holder the right to require (a) the insertion therein of language, in form and substance
                  -
satisfactory to such Holder, to the effect that the holding by such Holder of such securities does not make such holder a "controlling person" of Issuer within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Issuer's debt or equity securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of Issuer, or

(b) in the event that such reference to such Holder by name or otherwise is not
 -
required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Holder; provided that such Holder shall furnish to Issuer an opinion of counsel reasonably acceptable to Issuer to such effect.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from Issuer of the happening of any event of the kind described in paragraph (b), such Holder will
                                                -------------
forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (b) and, if so directed by Issuer, will
                           -------------
deliver to Issuer (at Issuer's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event Issuer shall give any such notice, the period referred to in paragraph (b)
                                                                   -------------
shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (c) and to
                                                           -------------
and including the date when each Holder of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (b).
                                   -------------

          4.   Underwritten Offerings.
               ----------------------

          (a)  Underwritten Requested Offerings. In the case of any underwritten
               --------------------------------
Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with Issuer, by the Holders of a majority of the Registrable Securities to be included in such underwritten offering with the consent of Issuer, which consent shall not be unreasonably withheld. Issuer shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in
Section 6. The Holders of Registrable Securities to be distributed by such
- ---------
underwriters shall be parties to such underwriting agreement and may, at their option (if permitted by the underwriters), require that any or all of the representations and warranties by, and the other agreements on the part of, Issuer to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No Holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Issuer or the underwriters other than representations, warranties or agreements regarding such Holder and its ownership of the securities being registered on its behalf and such Holder's intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such Holder may elect to withdraw therefrom and from such registration by notice to Issuer and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          (b)  Underwritten Piggyback Offerings.  If Issuer at any time proposes
               --------------------------------
to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, Issuer will, subject to the provisions of Section 2(c), use its all commercially
                                   ------------
reasonable efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by Requesting Holders among the securities to be distributed by such underwriters, and such Holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Issuer securities to be sold by such underwriters in connection with such Piggyback Registration. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Issuer and such underwriter or underwriters and may, at their option (if permitted by the underwriters), require that any or all of the representations and warranties by, and the other agreements on the part of, Issuer to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No Requesting Holder may participate in such underwritten offering unless such Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.
If any Requesting Holder disapproves of the terms of an underwriting, such Holder may elect to withdraw therefrom and from such registration by notice to Issuer and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          5.   Holdback Agreements By Issuer and Other Securityholders and Right
               -----------------------------------------------------------------
to Defer Filing.
- ---------------

          (a)  Holdbacks.  Unless the Managing Underwriter otherwise agrees,
               ---------
Issuer and each Holder of Registrable Securities agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen
(14) days prior to and the one hundred and eighty (180) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto.

          (b)  Deferral of Filing.  The Issuer may defer the filing of a
               ------------------
registration statement required by Section 1 hereunder for a period of 180 days if (i) at the time the Issuer receives a Registration Request, the Issuer or any of its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Issuer determines in good faith that such disclosure would be materially detrimental to the Issuer and its stockholders, or (ii) Issuer had received, prior to receiving the Registration Request, a request to register securities of the Issuer from a different holder thereof having priority as to registration over the Holders of Registrable Securities (a "preferred request") and is proceeding with reasonable diligence to comply with the preferred request, or
(iii) prior to receiving the Registration Request, the Board of Directors had determined to effect a registered underwritten public offering of the Issuer's equity securities for the Issuer's account and the Issuer had taken substantial steps (including, without limitation, selecting and entering into a letter of intent with the managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 5(b) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the preferred request is withdrawn, or in the case of a deferral pursuant to clause (iii) of the preceding sentence, the proposed registration for the Issuer's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 5(b), the Issuer shall promptly, upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by the President of the Issuer stating that the Issuer is deferring such filing pursuant to this Section 5(b) and the basis therefor in reasonable detail. Within 20 days after receiving such certificate the Holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such request by giving notice to the Issuer. If withdrawn, the Registration Request shall be deemed not to have been made for all purposes of this Agreement.

          6.   Indemnification.
               ---------------

          (a)  Indemnification by Issuer. Issuer shall, to the full extent
               -------------------------
permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a

Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and Issuer will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that Issuer shall not be
                                          --------
liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller. Issuer shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

          (b)  Indemnification by the Sellers.  Each Holder of Registrable
               ------------------------------
Securities which are included or are to be included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless Issuer, its directors and officers, and each other Person, if any, who controls Issuer within the meaning of the

Securities Act, against any Losses to which Issuer or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the obligation to
                                     --------  -------
provide indemnification pursuant to this Section 6(b) shall be several, and not
                                         ------------
joint and several, among such Indemnifying Parties and the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this Section 6(b) in connection with any
                                     ------------
registration and sale of Registrable Securities shall be limited to the total proceeds received by such holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Issuer or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Issuer.

          (c)  Notices of Claims, etc.  Promptly after receipt by an Indemnified
               -----------------------
Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 6, such
                                   --------------------         ---------
Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any
                                           --------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this

Section 6, except to the extent that the Indemnifying Party is actually
- ---------
prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such
               --------
defense at the Indemnified Party's expense; and provided further that the
                                                -------- -------
Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (d)  Contribution.  If the indemnity and reimbursement obligation
               ------------
provided for in any paragraph of this Section 6 is unavailable or insufficient
                                      ---------
to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take
- --- ----
account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

          No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

          (e)  Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding paragraphs of this Section 6 (with appropriate modifications)
                                    ---------
shall be given by Issuer and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 6 shall be in addition to any
                                        ---------
other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          (f)  Indemnification Payments.  The indemnification required by this
               ------------------------
Section 6 shall be made by periodic payments of the amount thereof during the
- ---------
course of the investigation or defense, as and when bills are received or Losses are incurred.

          7.   Covenants Relating to Rule 144 and 144A.  If at any time Issuer
               ---------------------------------------
is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Issuer will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such Holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any Holder of Registrable Securities, deliver to such holder a certificate, signed by Issuer's principal financial officer, stating (a) Issuer's name, address and telephone number (including area code), (b) Issuer's Internal Revenue Service identification number, (c) Issuer's Commission file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by Issuer, and (e) whether Issuer has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time Issuer is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Issuer at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to Issuer within the meaning of paragraph (c)(2) of Rule 144.

          With a view to making available to each Holder of Registrable Securities the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, Issuer agrees that so long as a Holder owns any Registrable Securities, each Holder of Registrable Securities and each prospective Holder of Registrable Securities who may consider acquiring Registrable Securities in reliance upon Rule 144A shall have the right to request from Issuer, and Issuer will provide upon request, such information regarding Issuer and its business, assets and properties, if any, as is at the time required to be made available by Issuer under Rule 144A so as to enable such Holder to transfer Registrable Securities to such prospective Holder in reliance upon Rule 144A.

          8.   Definitions.
               -----------

          (a) In addition to other terms defined elsewhere in this Agreement, except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

          "Agreement" means this Registration Rights Agreement, as the same
           ---------
shall be amended from time to time.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
on which commercial banks in Chicago, Illinois are authorized and required by law to close.

          "Common Stock" means the Common Stock, par value $0.10 per share, of
           ------------
the Issuer and any voting trust certificates representing shares of Common Stock issued pursuant to the Voting Trust Agreement.

          "Commission" means the Securities and Exchange Commission or any
           ----------
successor governmental agency.

          "Cutback Registration" means any Requested Registration or Piggyback
           --------------------
Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises Issuer and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of Issuer which are not Registrable Securities) exceed the number which can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

          "Effective Long-Form Registration" means a Long-Form Registration that
           --------------------------------
results in an Effective Registration.

          "Effective Registration" means a Requested Registration which (a) has
           ----------------------
been declared or ordered effective in accordance with the rules of the Commission, (b) has been kept effective for the period of time contemplated by

Section 3(b) and (c) has resulted in the Registrable Securities requested to be
- ------------
included in such registration actually being sold (except by reason of some act or omission on the part of the Requesting Holders); provided that a Cutback
                                                    --------
Registration shall not be an Effective Registration for purposes of this Agreement; and provided, further, that a Requested Registration in which Issuer
               --------  -------
includes securities for sale for the account of Issuer shall not be an Effective Registration for purposes of this Agreement. Notwithstanding the foregoing, a registration that does not become effective after it has been filed with the Commission solely by reason of the refusal to proceed of the Requesting Holders shall be deemed to be an Effective Registration for purposes of this Agreement.

          "Effective Short-Form Registration" means a Short-Form Registration
           ---------------------------------
that results in an Effective Registration.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "Form S-1" means Form S-1 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar long-form registration statement.

          "Form S-2" means Form S-2 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar short-form registration statement.

          "Form S-3" means Form S-3 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar short-form registration statement.

          "Holder" has the meaning ascribed to it in the preamble.
           ------

          "Indemnified Party" means a party entitled to indemnity in accordance
           -----------------
with Section 6.
     ---------

          "Indemnifying Party" means a party obligated to provide indemnity in
           ------------------
accordance with Section 6.
                ---------

          "Initial Holder" has the meaning ascribed to it in the preamble.
           --------------

          "Inspectors" has the meaning ascribed to it in Section 3(k).
           ----------                                    ------------

          "Issuer" has the meaning ascribed to it in the preamble.
           ------

          "Long-Form Registration" means a Requested Registration effected by
           ----------------------
the filing of a registration statement on Form S-1 with the Commission.

          "Losses" has the meaning ascribed to it in Section 6(a).
           ------                                    ------------

          "Managing Underwriter" means, with respect to any Public Offering, the
           --------------------
underwriter or underwriters managing such Public Offering.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Nonvoting Common Stock" means the Nonvoting Common Stock, par value
           ----------------------
$0.01 per share, of the Issuer and any voting trust certificates representing shares of Nonvoting Common Stock issued pursuant to the Voting Trust Agreement.

          "Notice of Piggyback Registration" has the meaning ascribed to it in
           --------------------------------
Section 2(a).
- ------------

          "Notice of Requested Registration" has the meaning ascribed to it in
           --------------------------------
Section 1(a).
- ------------

          "Other Registration Rights Agreement" means the Amended and Restated
           -----------------------------------
Registration Rights Agreement dated of even date herewith entered into between the Issuer and Chase Manhattan Investment Holdings, Inc., as the same may be amended from time to time.

          "Person" means an individual, partnership, limited partnership,
           ------
corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

          "Piggyback Registration" means any registration of equity securities
           ----------------------
of the Issuer under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of Issuer or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto, whether for sale for the account of the Issuer or for the account of any holder of securities of Issuer (other than Registrable Securities).

          "Public Offering" means any offering of Common Stock to the public,
           ---------------
either on behalf of Issuer or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

          "Records" has the meaning ascribed to it in Section 3(k).
           -------                                    ------------

          "Registrable Securities" means Common Stock held by a Holder,
           ----------------------
including shares of Common Stock represented by voting trust certificates, and any other securities of Issuer held by a Holder and issued or issuable with respect to Common Stock by way of a stock dividend or stock split or in connection with a combination of shares or recapitalization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144, or (z) they shall have ceased to be outstanding.

          "Registration Expenses" means all expenses incident to Issuer' s
           ---------------------
performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Issuer and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel and single firm of accountants retained by the holders of a majority of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered, but excluding underwriting fees, discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, and fees and disbursements of counsel for any underwriter, which shall be payable by each Holder thereof.

          "Registration Request" has the meaning ascribed to it in Section 1(a).
           --------------------                                    ------------

          "Requesting Holders" means, with respect to any Requested Registration
           ------------------
or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

          "Requested Registration" means any registration of Registrable
           ----------------------
Securities under the Securities Act effected in accordance with Section 1.
                                                                ---------

          "Rule 144" means Rule 144 promulgated by the Commission under the
           --------
Securities Act, and any successor provision thereto.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Short-Form Registration" means a Requested Registration effected by
           -----------------------
the filing of a registration statement on Form S-2 or Form S-3 with the Commission.

          "Subdebt Offer" means the offer and sale by Issuer or United
           -------------
Stationers Supply Co., an Illinois corporation and wholly-owned subsidiary of the Issuer, after the date hereof of approximately $130,000,000 aggregate principal amount of debt securities (together with shares of Common Stock or Nonvoting Common Stock or warrants or other rights exercisable for shares of Common Stock or Nonvoting Common Stock).

          "Voting Trust Agreement" means that certain Voting Trust Agreement,
           ----------------------
dated as of January 31, 1992, among the Issuer and the voting trustees and beneficiaries named therein, as amended, modified, or supplemented from time to time.

          (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

          9.   Miscellaneous.
               -------------

          (a)  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by facsimile or by reputable express courier service (charge prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, such notices, demands and other communications will be sent to each party to this Agreement at the address indicated on the signature pages hereto, or to such other address or to the signature pages hereto, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (b)  Entire Agreement.  This Agreement supersedes all prior
               ----------------
discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          (c)  Amendment.  This Agreement may be amended, supplemented or
               ---------
modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of Issuer and Persons owning two-thirds or more of the Registrable Securities; provided however, that any amendment or modification of
                        -------- -------
this Section 9(c) shall be duly executed by or on behalf of each of the Issuer
     ------------
and each holder of Registrable Securities; and further provided that no such amendment, supplement or modification that materially and adversely affects the rights of a party hereunder shall be enforceable against such party until such party has consented in writing to such amendment, supplement or modification (provided that any amendment, supplement or modification made for the purpose of adding an additional party hereto shall not be deemed to materially or adversely affect the rights of any party hereto).

          (d)  Waiver.  Subject to paragraph (e) of this Section, any term or
               ------              -------------
condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          (e)  Consents and Waivers by Holders of Registrable Securities.  Any
               ---------------------------------------------------------
consent of the Holders of Registrable Securities pursuant to this Agreement, and any waiver by such Holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by Persons owning two-thirds or more of the Registrable Securities, and any such consent or waiver so given or taken will be binding on all the Holders of Registrable Securities.

          (f)  No Third Party Beneficiary.  The terms and provisions of this
               --------------------------
Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6.
                ---------

          (g)  Successors and Assigns.  This Agreement is binding upon, inures
               ----------------------
to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          (h)  Headings.  The headings used in this Agreement have been inserted
               --------
for convenience of reference only and do not define or limit the provisions hereof.

          (i)  Invalid Provisions.  If any provision of this Agreement is held
               ------------------
to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

          (j)  Remedies.  Except as otherwise expressly provided for herein, no
               --------
remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

          Damages in the event of breach of this Agreement by a party hereto or any other Holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and Issuer and each Holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

          (k)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          (l)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                  UNITED STATIONERS INC.,
                                  a Delaware corporation

Address:                          By:__________________________________________
1075 Hawthorne Drive                 Thomas W. Sturgess
Itasca, IL  60143                    Chairman of the Board
Telecopy No.: 708-773-6491

With a copy to:

WINGATE PARTNERS, L.P.
750 N. St. Paul, Suite 1200
Dallas, TX  75201
Telecopy No.: 214-871-8799


                                  WINGATE PARTNERS, L.P.,
                                  a Delaware limited partnership


                                  By:   WINGATE MANAGEMENT COMPANY,
                                        L.P., a Delaware limited
                                        partnership, its general partner
Address:
750 North St. Paul
Suite 1200                              By:_____________________________________
Dallas, TX 75201                           Thomas W. Sturgess,
Telecopy No.: 214-871-8799                 General Partner


                                  CUMBERLAND CAPITAL CORPORATION, a Delaware
                                  corporation
Address:
301 Commerce Street
Suite 3300                        By:___________________________________________
Fort Worth, TX  76102                Gary G. Miller,
Telecopy No.: 817-870-2685           President

                                  ASI PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By:   CUMBERLAND CAPITAL CORPORATION,
Address:                                a Delaware
                                        corporation, its general partner
301 Commerce Street
Suite 3300
Fort Worth, TX  76102                   By:___________________________________
Telecopy No.: 817-870-2685                 Gary G. Miller,
                                           President


                                  GOOD CAPITAL CO., INC.,
                                  a Delaware corporation

Address:
1211 Lake Road                    By:__________________________________________
Lake Forest, IL  60045               Daniel J. Good
Telecopy No.: 708-234-8663           President


                                  BOISE CASCADE CORPORATION,
                                  a Delaware corporation
Address:
One Jefferson Square
Boise, ID  83702                  By:___________________________________________
Attn:  General Counsel            Name:_________________________________________
Telecopy No.: 208-384-7945        Title:________________________________________


Address:
2370 Sonnington Drive
Dublin, OH 43017                  ______________________________________________
Telecopy No.: 614-87-4922         Michael D. Rowsey


Address:
20 The Landing
Atlanta, GA 30350                 ______________________________________________
Telecopy No.:__________           Daniel J. Schleppe


Address:
6907 Huntfield Drive
Charlotte, NC 28270               ______________________________________________
Telecopy No.:__________           Robert W. Eberspacher

Address:

415 Sterling Road
Kenilworth, IL 60043              ______________________________________________
Telecopy No.:_________            Lawrence E. Miller


                                  STERLING TRUST COMPANY, TRUSTEE
                                  f/b/o Michael D. Rowsey IRA


                                  By:___________________________________________


                                  STERLING TRUST COMPANY, TRUSTEE
                                  f/b/o Daniel J. Schleppe IRA


                                  By:___________________________________________


                                  STERLING TRUST COMPANY, TRUSTEE
                                  f/b/o Robert D. Eberspacher IRA


                                  By:___________________________________________


                                  STERLING TRUST COMPANY, TRUSTEE
                                  f/b/o Lawrence E. Miller IRA


                                  By:___________________________________________